UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549
                                -----------------
                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): October 2, 2006


                             SOUTHWEST WATER COMPANY
             (Exact Name of Registrant as Specified in Its Charter)


            Delaware                   0-8176              95-1840947
            --------                   ------              ----------
    (State of Incorporation)  (Commission File Number)  (I.R.S. Employer
                                                        Identification No.)

One Wilshire Building
624 South Grand Avenue, Suite 2900
Los Angeles, CA                                        90017-3782
(Address of principal executive offices)               (Zip Code)

                                 (213) 929-1800
              (Registrant's telephone number, including area code)

                                -----------------

             (Former name, former address and former fiscal year, if
                        changed since last report date)

                                -----------------


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 425 under the Securities Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 8.01     Other Events


A news release issued on October 2, 2006 announced operational contracts renewal with the City of Gulfport, Mississippi. The contracts are structured in a series of seven renewable one-year increments, each valued at approximately $6.6 million.


The information contained in the news release is incorporated herein by reference and furnished as Exhibit 99.1.


Item 9.01 Financial Statements and Exhibits

(c)      Exhibits


Exhibit
  No.     Description
-------   -----------
99.1 News release dated October 2, 2006 announced operational contracts renewal with the city of Gulfport, Mississippi.

                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.
                                       SOUTHWEST WATER COMPANY
                                       (Registrant)

                                       By:    /s/ Cheryl L. Clary
                                       -------------------------------
                                              Name: Cheryl L. Clary
                                              Title: Chief Financial Officer

Date: October 2, 2006